UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-A

For Registration of Certain Classes of Securities pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

CODE NAVY

 (Exact name of registrant as specified in its charter)

    Wyoming

   47-1109428

(State of incorporation)     (IRS Employer Identification No.)

9891 Irvine Center Drive, Suite 200, Irvine CA 92618 (Address of principal executive offices and zip code)

Securities to be registered pursuant to Section 12(b) of the Act: NONE

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box: o

If this form relates to the registration of  a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d). check the following box:

 ☒

Securities Act registration statement file number to which this form relates: 333-200911

Securities to be registered pursuant to Section 12(g) of the Act:

Common stock, no par value

(Title of class)

Item 1.   Description of Registrant’s Securities to be Registered.

Code Navy (the “Registrant”) incorporates by reference the information contained under the caption “Description of Securities”  in Amendment No. 2 to its Registration Statement on Form S-1, file number 333-200911, filed with the Commission on February 17, 2015. In the event the Registrant files any prospectus relating to the foregoing Registration Statement under Rule 424(b), such prospectus shall be deemed to be incorporated by reference herein.

Item 2. Exhibits.

3.

Certificate of Incorporation and Bylaws

3.1.

Articles of Incorporation*

3.2

Bylaws*

_________________________

*Incorporated by reference to such exhibit as filed with the Registrant’s Registration Statement n December 12, 2014.

.

SIGNATURES

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: February 23, 2015

CODE NAVY

By: /s/    Tamara Semenova

Tamara Semenova, CEO

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